Commitments and Contingencies	6 Months Ended
Jun. 30, 2022
Commitments and Contingencies

10    Commitments and Contingencies

There are no material legal proceedings to which the Company is a party or to which any of its properties are the subject, or other contingencies that the Company is aware of, other than routine litigation incidental to the Company’s business. On January 20, 2021, the Company received $3.9 million from Hanjin Shipping as a partial payment of a common benefit claim plus interest. This payment is presented under Other income/(expenses), net in the condensed consolidated statements of income in the six months ended June 30, 2021.

The Company has outstanding commitments under vessel construction contracts and buyback obligations related to the sale and leaseback arrangements as of June 30, 2022, see the Note 4 “Fixed Assets, net & Right-of-use Assets”.